                                   SCHEDULE 14A
                                  (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary proxy statement

    /X/  Definitive proxy statement

    / /  Definitive additional materials

    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

ILC Technology, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

        /X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
             14a-6(j)(2).

        / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1).

--------------------------------------------------------------------------------

        (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


        (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

        (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

        (3)  Filing Party:

--------------------------------------------------------------------------------

        (4)  Date Filed:

--------------------------------------------------------------------------------















--------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                              ILC TECHNOLOGY, INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 14, 1996
                            ------------------------

    The 1995 Annual Meeting of the Shareholders of ILC Technology, Inc., a California corporation (the "Company"), will be held on Wednesday, February 14, 1996, at 2:00 p.m. local time at the principal office of the Company at 399 Java Drive, Sunnyvale, California, for the following purposes:

    1.  To elect a Board of five Directors.

    2. To approve an amendment to the 1992 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder and to set the maximum number of shares subject to options granted to any participant in any fiscal year.

    3. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for fiscal 1996.

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    These items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on December 18, 1995 are entitled to notice of and to vote at the meeting.

    A majority of the Company's outstanding shares must be represented at the meeting (in person or by proxy) to transact business. To assure proper representation at the meeting, please mark, sign, and date the enclosed proxy and mail it promptly in the enclosed self-addressed envelope. Your proxy will not be used if you revoke it either before or at the meeting.

                                          Ronald E. Fredianelli
                                          SECRETARY

Dated: January 2, 1996

IF YOU ARE UNABLE TO BE PERSONALLY PRESENT, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

                              ILC TECHNOLOGY, INC.

                               ------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

    The enclosed proxy is solicited on behalf of the Board of Directors of ILC Technology, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held Wednesday, February 14, 1996 at 2:00 p.m. local time, or at any adjournment or postponement thereof. The Meeting will be held at the principal offices of the Company, which are located at 399 Java Drive, Sunnyvale, California 94089. The Company's telephone number is (408) 745-7900. These proxy solicitation materials were mailed to shareholders on or about January 2, 1996.

    Shareholders of record at the close of business on December 18, 1995 are entitled to notice of, and to vote at, the Meeting. On December 18, 1995, 4,691,416 shares of the Company's Common Stock were issued and outstanding. A majority of the shares issued and outstanding as of December 18, 1995 must be present in person or represented by proxy at the Meeting for the transaction of business. Nominees for election of directors are elected by plurality vote of all votes cast at the Meeting. Approval of the amendment to the 1992 Stock Option Plan and ratification of Arthur Andersen LLP as the independent public accountants require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Abstentions have the effect of a negative vote, but broker non-votes do not affect the calculation.

    For the election of directors, shareholders may exercise cumulative voting rights which enable them to cast as many votes as there are directors to be elected, multiplied by the number of shares held by each shareholder. All such votes may be cast for one candidate or may be distributed as desired among two or more candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination before the voting and the shareholder has given notice at the Meeting before the voting of the shareholder's intention to cumulate votes. If one shareholder gives such notice, all shareholders may cumulate their votes and the proxy holders may vote all proxies on a cumulative voting basis. On all other matters, each share has one vote.

    Any person may revoke a proxy at any time before its use by delivering to the Company a written revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

    The cost of this solicitation will be borne by the Company. These costs represent amounts normally expended for a solicitation for an election of directors. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or otherwise.

DEADLINE FOR RECEIPT OF SHAREHOLDER
PROPOSALS FOR 1996 ANNUAL MEETING

    Proposals of shareholders that are intended to be presented by such shareholders at the Company's 1996 meeting of shareholders must be received by the Company no later than September 4, 1996.

                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors is to be elected at the Meeting. There will be one vacancy on the Board. Unless marked to the contrary, all properly signed and returned proxies will be voted for the election of management's five nominees named below, all of whom are directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The proxy holders reserve the right to cumulate votes for the election of directors in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next meeting of shareholders or until a successor has been elected and qualified.

    The names of the nominees and certain information about them are set forth below.

                                                                                                     SHARES OF COMMON
                                                                                                    STOCK BENEFICIALLY
                                                                                                       OWNED AS OF
                                                                                                    DECEMBER 18, 1995
                                                                                                           (1)
                                                                                       DIRECTOR     ------------------
               NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                    AGE      SINCE       NUMBER     PERCENT
---------------------------------------------------------------------------    ---     --------     -------    -------
Henry C. Baumgartner                                                           63       1967        209,988(2)     4.4%
  President and Chief Executive Officer of the Company since April 1990;
   Chief Financial Officer and Chairman of the Board of the Company from
   November 1986 to April 1990; Secretary of the Company from December 1986 to June 1987; Chief Executive Officer of the Company from November 1986 to February 1987; Retired from June 1985 to November 1986; Vice
   President of the Company from 1974 to June 1985; Chief Financial Officer and Secretary of the Company from 1967 to June 1985.

                                                                                                     SHARES OF COMMON
                                                                                                    STOCK BENEFICIALLY
                                                                                                       OWNED AS OF
                                                                                                    DECEMBER 18, 1995
                                                                                                           (1)
                                                                                       DIRECTOR     ------------------
               NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                    AGE      SINCE       NUMBER     PERCENT
---------------------------------------------------------------------------    ---     --------     -------    -------
Arthur L. Schawlow                                                             74       1984         18,250(3)     *
  Retired in 1991; Professor of Physics at Stanford University from 1961 to
   1991; Director of the Company from 1969 to 1971 and since 1984; Nobel
   Prize in 1981 for contributions to the development of laser spectroscopy.
Wirt D. Walker, III                                                            49       1988        178,750(4)     3.8%
  Chairman of the Board of the Company since April 1990 and Director since
   1988; Managing Director of KuwAm Corporation since 1982; Chairman of
   Commander Aircraft Company; Chairman of Advanced Laser Graphics, Inc.;
   Chairman of Securacom, Incorporated.
Harrison H. Augur                                                              54       1989         38,250(5)     *
  General Partner of Capital Asset Management since June 1987; Executive
   Vice President and Director of Worms & Co., Inc. from April 1981 to
   August 1991.
Richard D. Capra                                                               63       1995          --        --
  President and Chief Executive Officer of AeroM since December 1994;
   President and Chief Operating Officer of Crescent Electric Supply
   Company from January 1993 to December 1994; Management Consultant from
   1991 to 1993; President and Chief Executive Officer of Philip Lighting
   Company, U.S. from 1987 to 1991; Director of Venture Lighting Intl.

EXECUTIVE OFFICERS
Ronald E. Fredianelli                                                          46                    63,341(6)     1.3%
  Chief Financial Officer and Secretary
Felix J. Schuda                                                                47                    88,957(7)     1.9%
  Vice President
Lynn J. Reiter (8)                                                             46                    31,174        *
  Vice President
All Officers and Directors as a Group (7 persons)(9)                                                628,710       12.7%

------------------------
  * Less than 1%

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to applicable community property laws and the information contained in the footnotes to the table.

(2) Includes 111,250 shares subject to outstanding options that are exercisable on or before February 16, 1996.

(3) Includes 11,250 shares subject to outstanding options that are exercisable on or before February 16, 1996.

(4) Includes 6,250 shares subject to outstanding options that are exercisable on or before February 16, 1996. Includes 100,000 shares owned by Special Situation Investment Holdings, a limited partnership in which Mr. Walker holds an interest and 50,000 shares owned by KuwAm Corporation, of which Mr. Walker is the Managing Director. Mr. Walker disclaims beneficial ownership of all such shares. Also includes 7,500 shares owned by persons whose accounts are managed by Mr. Walker, as to which Mr. Walker disclaims beneficial ownership.

(5) Includes 26,250 shares subject to outstanding options that are exercisable on or before February 16, 1996.

(6) Includes 47,500 shares subject to outstanding options that are exercisable on or before February 16, 1996.

(7) Includes 38,500 shares subject to outstanding options that are exercisable on or before February 16, 1996.

(8) Mr. Reiter resigned his position with the Company effective September 30, 1995.

(9) Includes 241,000 shares subject to outstanding options held by the executive officers and four directors that are exercisable on or before February 16, 1996.

DIRECTOR COMPENSATION

    Members of the Board who are not also officers or employees of the Company ("Outside Directors") are paid an annual fee of $10,000 for services as director. Such fees are paid quarterly and prorated when a director does not serve for a full year. Directors receive no additional compensation for committee participation or attendance at committee meetings.

    During fiscal 1995, each Outside Director was granted automatic options to purchase a total of 5,000 shares of the Company's Common Stock at an exercise price of $9.50 per share. No Outside Directors exercised options during fiscal 1995. As of September 30, 1995, options to purchase 75,000 shares were outstanding to four Outside Directors, at the weighted average exercise price per share indicated: Mr. Augur -- 35,000 shares at $6.32 per share; Mr. Capra -- 5,000 shares at $9.50 per share; Dr. Schawlow -- 20,000 shares at $8.19 per share; and Mr. Walker -- 15,000 shares at $9.75 per share.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors held a total of four meetings during the fiscal year ended September 30, 1995. The Board has two committees: the Audit Committee and the Compensation and Stock Option Committee.

    The Audit Committee, comprised of Directors Augur, Walker, Schawlow and Capra, recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting practices and its systems of internal accounting controls. The Audit Committee held two meetings during fiscal 1995. Each quarter the Chairman of the Audit Committee meets with the Company's independent public accountants.

    The Compensation and Stock Option Committee, comprised of Directors Augur, Walker, Schawlow and Capra, recommends the amount and nature of compensation to be paid to the Company's Chief Executive Officer and reviews and approves the compensation plan for other corporate officers. It also reviews the performance of the Company's key employees who are eligible for the Company's Stock Option Plan and determines the number of shares, if any, to be granted each employee under such plan and the terms of such grants. The Compensation and Stock Option Committee held two meetings during fiscal 1995.

    No director attended fewer than 75% of all meetings of the Board of Directors held during fiscal 1995 or of all meetings of any committee upon which such director served during fiscal 1995.

OTHER OFFICERS

    Felix J. Schuda, age 47, was elected a Vice President of the Company in 1981. He has been employed by the Company in various engineering and engineering management positions since June 1976.

    Ronald E. Fredianelli, age 46, was elected Chief Financial Officer of the Company in April 1990 and Secretary in 1987. Except for the period from November 1985 to August 1986 and until he was elected Chief Financial Officer in 1990, Mr. Fredianelli was the Controller of the Company since August 1979. From November 1985 to August 1986, he was Controller of Synergy Computer Graphics.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table shows certain information concerning the compensation of each of the Company's executive officers for services rendered in all capacities to the Company for the fiscal years ended 1995, 1994 and 1993. There were no options grants to executive officers and no restricted stock awards or LTIP payouts during any of the years covered.

                                                        ANNUAL COMPENSATION
                                               -------------------------------------      ALL OTHER
         NAME AND PRINCIPAL POSITION            FISCAL YEAR   SALARY (1)   BONUS (2)  COMPENSATION (3)
---------------------------------------------  -------------  -----------  ---------  -----------------
Henry C. Baumgartner                                  1995    $   175,000  $  26,392      $   3,021
 Chief Executive Officer                              1994        144,462     26,417          2,889
                                                      1993        112,615     37,734          2,252
Ronald E. Fredianelli                                 1995        113,423     19,074          2,262
 Chief Financial Officer and Secretary                1994        101,192     20,913          2,024
                                                      1993         89,154     29,913          1,783
Felix J. Schuda                                       1995        105,000     15,893          2,100
 Vice President                                       1994         97,292     20,253          1,946
                                                      1993         86,339     28,945          1,727
Lynn J. Reiter                                        1995        105,000     15,890          2,100
 Vice President                                       1994         96,761     20,033          1,935
                                                      1993         85,400     28,623          1,708

------------------------
(1) No compensation is paid to officers of the Company for services rendered as directors.

(2) Includes cash bonuses paid during the year and cash bonuses accrued for services rendered during the year.

(3) Company matching contributions under the Company's Thrift Incentive Savings Plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table shows the number of shares of Common Stock acquired by the executive officers upon the exercise of stock options during fiscal 1995, the net value realized at exercise, the number of shares of Common Stock represented by outstanding stock options held by each executive officer as of September 30, 1995 and the value of such options based on the closing price of the Company's Common Stock on September 30, 1995, which was $11.25.

                                                                                          VALUE OF
                                                                      NUMBER OF          UNEXERCISED
                                                                     UNEXERCISED        IN-THE-MONEY
                                                                      OPTIONS AT         OPTIONS AT
                                                                   FY - END (#)(1)     FY - END ($)(2)
                                                                   ----------------  -------------------
                             SHARES ACQUIRED    VALUE REALIZED       EXERCISABLE/       EXERCISABLE/
           NAME              ON EXERCISE (#)        ($)(3)          UNEXERCISABLE       UNEXERCISABLE
---------------------------  ---------------  -------------------  ----------------  -------------------
Henry C. Baumgartner               --                 --              111,250/3,750  $    859,625/$9,375
Ronald E. Fredianelli              --                 --               47,500/2,500  $    345,000/$6,250
Felix J. Schuda                     3,000         $    22,895          38,500/2,500  $    259,875/$6,250
Lynn J. Reiter (4)                 41,500         $   261,688             --                 --

------------------------
(1) Represents the total number of shares subject to stock options held by each executive officer. These options were granted on various dates during fiscal years 1986 through 1992 and are exercisable on various dates beginning in 1987 and expiring in 2002.

(2) Represents the difference between the exercise price and $11.25, which is the September 30, 1995 closing price. Stock option exercise prices range from $2.13 to $8.75.

(3) Aggregate market value of the shares covered by the option at the date of exercise, less the aggregate exercise price.

(4) Mr.  Reiter resigned his  position with the  Company effective September 30,
    1995

                 BOARD COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

    The Compensation and Stock Option Committee of the Board of Directors (the "Committee") is composed of Harrison H. Augur, Chairman, Arthur L. Schawlow, Wirt D. Walker and Richard D. Capra. All are independent outside directors. The Committee is charged with the responsibility for reviewing the performance and approving the compensation of key executives and for establishing general compensation policies and standards for reviewing management performance. The Committee also reviews both corporate and key executive performance in light of established criteria and goals and approves individual key executive compensation.

COMPENSATION PHILOSOPHY

    The executive compensation philosophy of the Company is to provide competitive levels of compensation that advance the Company's annual and long-term performance objectives, reward corporate performance, and assist the Company in attracting, retaining and motivating highly qualified executives. The framework for the Committee's executive compensation programs is to establish base salaries which are competitive and to incentivize excellent performance by providing executives with the opportunity to earn additional remuneration linked to the Company's profitability. The incentive plan goals are designed to improve the effectiveness and enhance the efficiency of Company operations, to provide savings for customers and to create value for shareholders. It is also the Company's policy to encourage share ownership by executive officers and Outside Directors through the grant of stock options.

COMPONENTS OF COMPENSATION

    The compensation package of the Company's executive officers consists of base annual salary, bonus opportunities and stock option grants.

    At executive levels, base salaries are reviewed but not necessarily increased annually. Base salaries are fixed at levels slightly below competitive amounts paid to individuals with comparable qualifications, experience and responsibilities engaged in similar businesses as the Company. The Company develops its executive compensation data from a nationally recognized survey for high technology companies of similar size, industry and location. Mr. Fredianelli's base salary of $110,000 was increased to $120,000 in May 1995. No other executive officer of the Company received a salary increase in fiscal 1995.

    Incentive compensation is closely tied to the Company's success in achieving financial performance goals. Each year the Committee approves a management bonus program based upon performance objectives for executive officers and other key employees. Under the program, a participant may receive in any year a portion of a management bonus pool, which pool is based on a percentage of yearly pre-tax profits with no ceiling. The participant's share is based on his or her base wage as a percent of the total salaries of all participants during the management bonus period. The participant's distribution is then calculated in accordance with a bonus point scaling system tied to financial performance goals. In addition, all employees share in another bonus program based solely on a percentage of pre-tax profits, again with no ceiling, and distributed based on a percentage of base salary.

    The Company uses stock options both to reward past performance and to motivate future performance, especially long-term performance. The Committee believes that through the use of stock options, executive interests are directly tied to enhancing shareholder value. Stock options are granted at fair market value as of the date of grant, and have a term of ten years. The options vest 25% per year, beginning on the first anniversary date of the grant. The stock options provide value to the recipients only when the market price of the Company's Common Stock increases above the option grant price and only as the shares vest and become exercisable.

    The Committee did not approve any stock option grants for any of the executive officers during fiscal year 1995.

MR. BAUMGARTNER'S 1995 COMPENSATION

    The Committee makes decisions regarding the compensation of the Chief Executive Officer using the same philosophy set forth above. The Committee's approach in setting Mr. Baumgartner's base compensation, as with that of the Company's other executives, is to be competitive with other companies within the industry, taking into consideration company size, operating conditions and compensation philosophy and performance. Mr. Baumgartner's base salary in fiscal 1995 was the same as his base salary in fiscal 1994. Mr. Baumgartner's fiscal 1995 incentive compensation was earned under the same bonus plans and performance criteria that were described previously in this report. He received no stock option grants during fiscal 1995.

                                          COMPENSATION AND STOCK OPTION
                                          COMMITTEE

                                          Harrison H. Augur, Chairman
                                          Arthur L. Schawlow
                                          Wirt D. Walker, III
                                          Richard D. Capra

                               PERFORMANCE GRAPH

    The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with (i) a broad equity market index and
(ii) either an industry index or peer group. The following graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Standard & Poors 500 Index and the NASDAQ SIC Group 364 (Electric Lighting and Wiring Equipment) for a period of five years. "Total return," for the purpose of this graph, assumes reinvestment of all dividends, if any. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG ILC TECHNOLOGY, INC., THE S & P 500 INDEX
                            AND NASDAQ SIC GROUP 364

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ILC TECHNOLOGY,
                  INC.            NASDAQ SIC GROUP 364     S & P 500
9-90                       100                       100          100
9-91                       303                       154          131
9-92                       254                       178          146
9-93                       254                       214          165
9-94                       195                       248          171
9-95                       243                       306          221

* $100 invested on 09/30/90 in stock or index, including reinvestment of dividends. Fiscal year ending September 30.

                    AMENDMENT OF THE 1992 STOCK OPTION PLAN

    In November 1995, the Board of Directors adopted a resolution, subject to shareholder approval, approving an amendment to the Company's 1992 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock issuable thereunder by 200,000 shares to 400,000 shares and to set the maximum number of shares subject to options granted to any participant under the Plan in any fiscal year at 100,000 shares of Common Stock. Before giving effect to the proposed amendment to increase the number of shares reserved for issuance under the Plan, 874 shares of Common Stock were available for issuance under the Plan. The purpose of the amendment to limit the maximum number of shares subject to options granted to any one individual in any fiscal year is to conform the Plan to requirements of recent tax legislation to ensure the deductibility of the compensation element of options granted under the Plan.

    Approval of the amendment to the Plan requires the affirmative vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. The Board of Directors recommends that shareholders vote for the amendment to the Plan. The essential features of the Plan are summarized below.

    The purpose of the Plan is to advance the interests of the Company by giving the Company's employees and Outside Directors incentive through ownership of the Company's Common Stock to continue in the service of the Company and thereby to help the Company compete effectively with other enterprises for the services of qualified individuals. Options granted under the Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

ADMINISTRATION

    The Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). In addition to having general supervisory and interpretive authority over the Plan, the Committee determines, upon the recommendation of management and subject to the terms and limits of the Plan, the employees, if any, to whom options will be granted, the time at which options are granted, the number of shares subject to each option and the terms and conditions of exercise of options.

ELIGIBILITY

    All employees (including officers and directors who are also employees) of the Company and its subsidiaries are eligible to receive incentive stock options under the Plan. Nonstatutory stock options may be granted under the Plan to employees and directors of the Company. Participants are selected by the Committee upon the recommendation of management. Nonstatutory stock options are also granted under the Plan to all Outside Directors pursuant to the automatic grant program. As of September 30, 1995, 588 persons were eligible to receive options under the Plan, of which three were executive officers of the Company, 581 were non-executive officer employees and four were Outside Directors.

    Under the terms of the Plan, the aggregate fair market value (determined at the date of the option grant) of the stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $100,000. Under the terms of the Plan, as amended, no participant will be able to receive options to purchase more than a total of 100,000 shares of Common Stock under the Plan in any fiscal year.

    The Plan provides for an automatic grant program for Outside Directors, whereby each year, each Outside Director is automatically granted a new ten-year nonstatutory stock option to purchase 5,000 shares of Common Stock, which is exercisable in cumulative annual increments of 25% beginning on the first anniversary of the date of grant. See "Plan Benefits."

TERMS OF OPTIONS

    Each option granted under the Plan must be evidenced by an option agreement between the Company and the optionee and has a term of up to 10 years, unless sooner terminated in accordance with the Plan or the option agreement. Options granted pursuant to the Plan need not be identical, but each option is subject to the following terms and conditions:

        (a) EXERCISE OF OPTION. Options are exercisable by the optionee in such periodic increments and/or at such milestones as the Committee, in its sole discretion, shall determine on an individual basis with respect to each optionee. Options are generally exercisable in cumulative increments of 25% per year beginning on the first anniversary of the date of grant. In no event shall an officer or director of the Company exercise any option during the six-month period immediately following the grant of such option. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased, and tendering payment of the purchase price and any applicable taxes to the Company. Payment for shares issued upon exercise of an option may consist of cash, check or delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

        (b) EXERCISE PRICE. The exercise price is determined by the Committee, provided that in no instance shall such price be less than the fair market value of the Common Stock on the date the option is granted. The Plan defines "fair market value" as the closing sales price of the Common Stock of the Company as reported by the Nasdaq National Market on the last market trading day before the date of grant. The closing sales price of the Company's Common Stock on the Nasdaq National Market on December 18, 1995 was $9.375 per share.

        Incentive stock options granted to shareholders owning more than 10% of the combined voting power of all the stock of the Company are subject to the additional restrictions that the exercise price be no less than 110% of the fair market value on the date of grant and that options expire no later than 5 years from the date of grant.

        (c) TERMINATION OF EMPLOYMENT. Incentive stock options granted under the Plan terminate 30 days after the optionee ceases to be employed by the Company unless (i) the termination of employment is due to permanent and total disability, in which case the option may be exercised at any time within 12 months after termination to the extent the option was exercisable on the date of termination; (ii) the optionee dies while employed by the Company, in which case the option may be exercised at any time within 12 months after death to the extent the option was exercisable on the date of death; or (iii) the option by its terms specifically provides otherwise. Subject to special rules for incentive stock options, the Committee may, in its discretion, extend the period of exercisability of an option after an optionee's termination of employment, but in no event shall any option be exercisable after the expiration date set forth in the option agreement.

        (d)  EXPIRATION  OF OPTIONS.   No option  is exercisable  by any  person
    after the expiration of 10 years from the date the option was granted.

        (e) NONTRANSFERABILITY OF OPTION. Options granted under the Plan are transferable only by will or the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

        (f)  OTHER  PROVISIONS.   The option  agreement may  contain such  other
    terms, provisions and conditions not inconsistent with the Plan as the Committee may deem necessary or appropriate.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    The Plan provides for adjustments to be made in the shares subject to option to give effect to changes in the capital structure of the Company resulting from recapitalizations, stock splits, stock dividends, combinations of shares, mergers or reorganizations. Depending upon the circumstances, the particular adjustments may require a change in the number, kind and class of securities covered by the option and a change in the exercise price or prices thereof to give effect to the purpose and intent of the Plan. The Plan and all options terminate in the event of the dissolution or liquidation of the Company.

    CORPORATE TRANSACTIONS. A Corporate Transaction is defined in the Plan generally as a merger or asset sale in which the Company does not survive, or any reorganization that results in the transfer of beneficial ownership of 50% or more of the Company's voting stock outstanding. Immediately before the effective date of a Corporate Transaction, each option outstanding under the Plan will automatically become exercisable in full unless the option is either to be assumed by the successor corporation or a parent thereof or replaced by a reasonably comparable option to purchase shares of the successor corporation or parent thereof, in connection with the Corporate Transaction. Upon the consummation of any Corporate Transaction, all outstanding options will terminate, to the extent not previously exercised by the optionees or assumed by the successor corporation or its parent company.

    CHANGE IN CONTROL. Change in control is defined in the Plan generally as a tender or exchange offer that is not recommended by the Company's Board of Directors for 25% or more of the Company's voting stock by a person or related group of persons other than the Company or an affiliate of the Company, or a contested election for the Board of Directors that results in a change in a majority of the Board. Effective 15 days following the effective date of a Change in Control, each option outstanding under the Plan will automatically become exercisable in full and will remain fully exercisable until the expiration or sooner termination of the option term specified in the option agreement.

    Acceleration of the exercisability of options in the event of a Corporate Transaction or a Change in Control may have the effect of depressing the market price of the Company's Common Stock and denying shareholders a control premium that might otherwise be paid for their shares in such a transaction and may have the effect of discouraging a proposal for merger, a takeover attempt or other efforts to gain control of the Company.

ADJUSTMENT TO OPTION RIGHTS

    Subject to the general limitations of the Plan, the Committee may adjust the exercise price, term or any other provision of an option (other than automatic options granted to Outside Directors) by cancelling and regranting the option or by amending or substituting the option. Options that have been so adjusted may have higher or lower exercise prices, have longer or shorter terms, or be subject to different rights and restrictions than prior options. The Committee may also adjust the number of options granted to an optionee by cancelling outstanding options or granting additional options. Except for adjustments necessary to ensure compliance with any applicable state or federal law, no such adjustment may impair an optionee's rights under any option agreement without the consent of the optionee.

AMENDMENT AND TERMINATION OF THE PLAN

    The Board may amend the Plan from time to time or may suspend or terminate the Plan. In addition, to the extent necessary to comply with applicable laws or regulations, the Company shall obtain shareholder approval of any amendment to the Plan in such a manner as required. However, no such action by the Board or shareholders may alter or impair any option previously granted under the Plan without the consent of the optionee.

    The Plan terminates by its terms when all shares available for issuance under the Plan have been issued or in November 2002, whichever is earlier, subject to earlier termination by the Board of Directors. Notwithstanding such termination, options granted under the Plan will remain outstanding in accordance with their terms.

PLAN BENEFITS

    Automatic options are granted to the Outside Directors at the meeting of the Committee held during the Company's third fiscal quarter. Under the Plan, each Outside Director, currently Messrs. Auger, Capra, Schawlow and Walker, will receive an automatic grant of options to purchase 5,000 share of Common Stock each calendar year.

FEDERAL INCOME TAX INFORMATION

    The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Plan and does not describe all possible federal and other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's situation may be such that some variation of the described rules applies. The summary does not address other taxes that may affect an optionee such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes. Optionees should consult with their own tax advisors before the exercise of any option and before the disposition of any shares acquired upon the exercise of an option.

    INCENTIVE STOCK OPTIONS. If an option is treated as an incentive stock option ("ISO"), the optionee does not recognize taxable income upon its grant or incur tax on its exercise (unless the optionee is subject to the alternative minimum tax described below). If the optionee holds the stock acquired upon exercise of an ISO ("ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. If the optionee disposes of ISO Shares before the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disqualifying disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the length of time the optionee held the ISO Shares. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

    ALTERNATIVE MINIMUM TAX. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise of an ISO is an adjustment to income for purposes of the alternative minimum tax ("AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction in certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

    NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time a nonstatutory stock option ("NSO") is granted. However, upon exercise of an NSO, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the amount paid for that stock upon exercise of the NSO. The included amount must be treated as ordinary income by the optionee and will be subject to income tax withholding by the Company. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. The Company will be entitled to a deduction in connection with the exercise of an NSO by a domestic optionee to the extent that the optionee recognizes ordinary income and the Company withholds tax. In addition, for taxable years beginning after 1993, deductions taken by the Company for compensation paid to certain employees generally will be limited to $1 million per employee. This limitation is subject to a number of exceptions, and will not apply to the compensation element of stock options to the extent that such amounts are deemed to be paid in connection with the attainment by the employee of performance goals, if certain other requirements are met.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to serve as the auditors for the Company for fiscal 1996. At the Meeting, the shareholders will be asked to ratify such appointment. Representatives of Arthur Andersen LLP are expected to attend the Meeting and will be given the opportunity to make a statement and to answer appropriate questions.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the Meeting. However, if any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the proxy holders to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors
                                          Ronald E. Fredianelli,
                                          SECRETARY

Dated: January 2, 1996
Sunnyvale, California

                              ILC TECHNOLOGY, INC.

                             1992 STOCK OPTION PLAN


                           AS AMENDED NOVEMBER 6, 1995



                                    ARTICLE 1

                                   DEFINITIONS


     As used herein, the following definitions shall apply:

     1.1  "ADMINISTRATOR" means the Board or its Committee appointed pursuant to
Article 10 of the Plan.

     1.2 "AFFILIATE" means a parent or subsidiary corporation of the Company, whether now or hereafter existing, as defined in Sections 424(e) and (f) of the Code, respectively.

     1.3  "BOARD" means the Board of Directors of the Company.

     1.4 A "CHANGE IN CONTROL" shall be deemed to occur (a) should a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of 25% or more of the Company's outstanding voting stock pursuant to a tender or exchange offer that the Board does not recommend that the shareholders of the Company accept; or (b) on the first date within any period of 24 consecutive months or less on which there is effected a change in the composition of the Board by reason of a contested election such that a majority of the Board members (rounded up to the next whole number) cease to be comprised of individuals who either (i) have been members of the Board continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     1.5  "CODE" means the Internal Revenue Code of 1986, as amended.

     1.6 "COMMITTEE" means the Committee appointed by the Board under Article 10 of the Plan.

     1.7  "COMMON STOCK" means the Common Stock, no par value, of the Company.

     1.8  "COMPANY" means ILC Technology, Inc., a California corporation.

     1.9 "CORPORATE TRANSACTION" means (a) a merger or acquisition in which the Company is not the surviving entity (except for a transaction the principal purpose of which is to change the State in which the Company is incorporated),
(b) the sale, transfer or other disposition of all or substantially all of the assets of the Company or (c) any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's outstanding voting stock is transferred.

     1.10 "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Affiliate. The term "Employee" shall also include directors of the Company; however, payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     1.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     1.12 "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

          (a) If the Common Stock is listed on a stock exchange or national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

          (b) If the Common Stock is quoted on the Nasdaq System (but not on its National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

          (c) In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

     1.13 "INCENTIVE OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     1.14 "NONSTATUTORY OPTION" means an Option not intended to qualify as an Incentive Option.

     1.15 "OPTION" means a stock option granted pursuant to the Plan.

     1.16 "OPTION AGREEMENT" means a written agreement, signed by the Optionee and a duly authorized representative of the Company, evidencing the grant of an Option.

     1.17 "OPTIONEE" means an Employee or Outside Director who receives an Option.

     1.18 "OUTSIDE DIRECTOR" means each member of the Board who is not an Employee or an officer of the Company or any Affiliate.

     1.19 "PLAN" means this 1992 Stock Option Plan.

     1.20 "RULE 16b-3" means Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

     1.21 "SHARE" means a share of the Common Stock, as adjusted in accordance with Article 9 of the Plan.

     1.22 "TERMINATION OF EMPLOYMENT" means the interruption or termination of the employment relationship by the Company or any Affiliate for any reason including resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company or an Affiliate. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment. Employment shall not be considered interrupted in the case of: (a) sick leave;
(b) military leave; (c) any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (d) transfers between locations of the Company or between the Company, its Affiliates or its successor. For Outside Directors, Termination of Employment means ceasing to be a member of the Board.


                                    ARTICLE 2

                                     PURPOSE


     The purpose of the Plan is to advance the interests of the Company by giving the Company's Employees and Outside Directors incentive through ownership of the Company's stock to continue in the service of the Company and thereby to help the Company compete effectively the other enterprises for the services of qualified individuals. Options granted under the Plan may be Incentive Options or Nonstatutory Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, the regulations promulgated thereunder and other relevant provisions of the Code and regulations.


                                    ARTICLE 3

                            STOCK SUBJECT TO THE PLAN

     Subject to the adjustment as provided in Article 9 of the Plan, the Company is authorized to issue Options to purchase up to 400,000 Shares. Any unpurchased Shares that are subject to an Option that terminates for any reason other than exercise shall, unless the Plan has been terminated, become available for future grant under the Plan. The Company shall at all times reserve for issuance pursuant to the Plan a number of its authorized but unissued Shares equal to the number of Shares issuable pursuant to the Plan. Exercise of an Option shall decrease the number of Shares available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.


                                    ARTICLE 4

                                  TERM OF PLAN

     The Plan shall become effective upon its adoption by the Board. Within 12 months after the date of such adoption, the Plan shall be approved by the shareholders of the Company in the degree and manner required under applicable state and federal law. No Option shall become exercisable unless and until such shareholder approval has been obtained. Unless sooner terminated under Article 9 and 10, the Plan shall terminate upon the earlier of (i) the tenth anniversary of its adoption by the Board or (ii) the date on which all shares available for issuance under the Plan have been issued. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.


                                    ARTICLE 5

                                   ELIGIBILITY

     Nonstatutory Options may be granted to Employees and Outside Directors, except that Outside Directors who serve as Administrator under Section 10.1 of the Plan are eligible to receive Option grants only in accordance with Article
8. Incentive Options may be granted only to Employees. An Optionee who is otherwise eligible may be granted an additional Option or Options.


                                    ARTICLE 6

                                TERMS OF OPTIONS

     6.1 WRITTEN AGREEMENTS. Grants of Options shall be evidenced by an Option Agreement, which shall contain the provisions that the Plan requires and may contain additional provisions that do not conflict with the Plan as the Administrator deems appropriate. Option Agreements need not have identical terms, but each Option Agreement shall be subject to the Plan.

     6.2 TERM OF OPTION. The term of each Option shall be no more than 10 years from the date of grant. However, in the case of an Incentive Option granted to an Optionee who, at the time the Option is granted, owns, as that term is defined in Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be no more than 5 years from the date of grant.

     6.3 EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, but in no event shall the per Share exercise price of an Option be less than the Fair Market Value per Share on the date of grant. In the case of an Incentive Option granted to an Employee who, at the time of the grant of such Incentive Option, owns, as that term is defined in Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

     6.4 TERMINATION OF EMPLOYMENT. Unless determined otherwise by the Administrator pursuant to Section 6.5, to the extent not already expired or exercised, every Option shall terminate at the earlier of (i) the expiration date as set forth in the Option Agreement or (ii) 30 days after Termination of Employment for reasons other than death or disability. If Termination of Employment is due to the Optionee's death or disability (as defined in Section 22(e) (3) of the Code), unless determined otherwise by the Administrator pursuant to Section 6.5, the Option, to the extent not already expired or exercised, shall terminate at the earlier of (i) the expiration date as set forth in the Option Agreement or (ii) 12 months after the date of the Optionee's disability or death. In the event of the death of the Optionee, the Option shall be exercisable by the Optionee's estate or any person who acquired the right to exercise the Option by bequest or inheritance. Except as provided in an Option Agreement, an Option shall be exercisable after Termination of Employment only to the extent exercisable on the date of Termination of Employment. For purposes of this Section, the limited period of exercisability of Incentive Options following Termination of Employment shall be measured from the date the Optionee ceases to be an Employee. Upon the expiration of the period of exercisability after Termination of Employment or (if earlier) upon the expiration of the Option term, the Option shall terminate.

     6.5 EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority to extend the expiration date of an Option following the Optionee's Termination of Employment from the periods specified in Section 6.4 to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall any Option be exercisable after the expiration date set forth in the Option Agreement. In the case of an Incentive Option, however, such determination shall be made at the time of grant of the Option and such period of time shall not exceed 12 months after Termination of Employment by reason of death or disability of the Optionee or 3 months after Termination of Employment for other reasons.

     6.6 NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     6.7 TYPE OF OPTION. Each Option Agreement shall clearly state whether or not the Option is intended to qualify as an Incentive Option. If only a portion of an Option is intended to so qualify, (i) the Option Agreement shall so state, and (ii) the Option Agreement shall not require that the number of Incentive Options exercised reduces the size of the Nonstatutory Option portion, or vice-versa.

     6.8 LIMITATION ON INCENTIVE OPTIONS. The aggregate Fair Market Value of the Shares for which one or more Incentive Options granted to an Optionee under the Plan (or any other incentive stock option plan of the Company or any Affiliate) may for the first time become exercisable as Incentive Options under the Code during any one calendar year shall not exceed $100,000 or such other amount as may be permitted under subsequent amendments to Section 422 of the Code. To the extent that any two or more Incentive Options (including any Incentive Options accelerated in connection with any Corporate Transaction or Change in Control under Section 9.3 or 9.4 of the Plan), violate this limitation, such excess Options shall be treated as Nonstatutory Options. For purposes of this Section 6.8, Incentive Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares was granted.

     6.9 TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     6.10 NO EMPLOYMENT AGREEMENT. No Option Agreement, nor anything contained in the Plan, shall confer upon any Optionee any right with respect to continuation of employment with the Company or interfere in any way with the right of the Optionee or the Company to terminate such employment at any time, with or without cause.

     6.11 NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE OPTIONS. Optionees shall give the Company written notice of any disposition of any Share acquired pursuant to exercise of an Incentive Option if such disposition occurs before the second anniversary of the date the Option was granted or the first anniversary of the date of purchase of the Share disposed of, whichever occurs later. A disposition includes any sale, exchange, gift, or other transfer or attempted transfer of legal title. The notice shall include the Optionee's name, the number of Shares disposed of and the dates and prices the Shares were acquired and disposed of.

     6.12 ADJUSTMENTS TO OPTION RIGHTS. Subject to the general limitations of the Plan, the Administrator may adjust the exercise price, term or any other provision of an Option (other than Options granted pursuant to Article 8 of the Plan) by cancelling and regranting the Option or by amending or substituting the Option. Options that have been so adjusted may have higher or lower exercise prices, have longer or shorter terms or be subject to different rights and restrictions than prior Options. The Administrator may also adjust the number of Options granted to an Optionee by cancelling outstanding Options or granting additional Options. Except for adjustments necessary to ensure compliance with any applicable state or federal law, no such adjustment shall impair an Optionee's rights under any Option Agreement without the consent of the Optionee.

                                    ARTICLE 7

                               EXERCISE OF OPTIONS

     7.1 WHEN OPTIONS BECOME EXERCISABLE. Options shall be exercisable at such times and under such conditions as determined by the Administrator, which may include performance criteria with respect to the Company and/or the Optionee. Options granted to officers and directors of the Company shall not be exercisable in whole or in part until the expiration of six months after the date of grant. No Option shall be exercisable until the Company and the Optionee sign an Option Agreement acceptable to the Company.

     7.2 NO FRACTIONAL SHARES. An Option may not be exercised for a fraction of a Share.

     7.3 EXERCISE PROCEDURE. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7.4 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing Shares acquired upon exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

     7.4 PAYMENT FOR SHARES. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Option, shall be determined at the time of grant) and may consist of (i) cash, (ii) check,
(iii) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price or (iv) any combination of the foregoing.

     7.5 WITHHOLDING TAX OBLIGATIONS. At the time of exercise of an Option, the Optionee shall remit to the Company by bank cashier's check or other form of payment acceptable to the Company, all applicable (as determined by the Company in its sole discretion) federal and state withholding and employment taxes.


                                    ARTICLE 8

                      AUTOMATIC GRANTS TO OUTSIDE DIRECTORS


     8.1 OPTION GRANT. Each calendar year, each Outside Director in office at the date of grant (including any Outside Director who may have already received one or more automatic option grants) shall automatically be granted a Nonstatutory Option to purchase 5,000 Shares upon the terms and conditions specified below. The initial automatic grant shall occur on November 13, 1993. Beginning in 1994, such automatic grants shall occur each year on the date of the meeting of the Administrator held in the Company's third fiscal quarter.

     8.2 TERMS OF OPTIONS. The terms and conditions that apply to each such automatic grant shall be as follows: (i) the per Share exercise price shall be equal to the Fair Market Value per Share on the date of grant; (ii) the term of the Option shall be 10 years; (iii) the Options shall be exercisable in cumulative increments of 25% per year commencing on the first anniversary of the date of grant; and (iv) all other terms and conditions of the Option shall be as set forth in the Company's then current form of Option Agreement.

     8.3 NO OTHER GRANTS. Except for the automatic grants under this Article 8, those members of the Board who serve as Administrator under Section 10.1 of the Plan shall not be eligible to receive any additional Options under the Plan or any other stock plan of the Company or any Affiliate, except as permitted by Rule 16b-3.


                                    ARTICLE 9

                       ADJUSTMENTS OF AND CHANGES IN STOCK


     9.1 ADJUSTMENTS. Subject to any required action by the shareholders of the Company, in the event of any change to the Common Stock issuable under the Plan by reason of any (i) Corporate Transaction or (ii) stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of Shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then unless such change results in the termination of all outstanding Options as a result of the Corporate Transaction, the number of Shares covered by each outstanding Option and the number of Shares authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the per Share exercise price, shall be proportionately adjusted. Such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an outstanding Option.

     9.2 DISSOLUTION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     9.3 CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the exercisability of each Option shall be automatically accelerated so that each Option shall, immediately before the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares and may be exercised for all or any portion of such Shares. However, an Option shall not be so accelerated if and to the extent that such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. The determination of comparability shall be made by the Administrator, and its determination shall be final, binding and conclusive. Upon the consummation of a Corporate Transaction, all outstanding Options shall, to the extent not previously exercised or assumed by the successor corporation or its parent, terminate and cease to be exercisable.

     9.4 CHANGE IN CONTROL. In the event of a Change in Control, the exercisability of each Option shall be automatically accelerated effective 15 days following the effective date of the Change in Control, so that each Option shall become fully exercisable with respect to the total number of Shares and may be exercised for all or any portion of such Shares. Upon a Change in Control, all outstanding Options accelerated shall remain fully exercisable until the expiration or sooner termination of the Option term specified in the option agreement.

     9.5 OTHER CHANGES. Upon any other relevant change in the capitalization of the Company, the Administrator may, as it deems appropriate, provide for an equitable adjustment in the number of Shares then subject to the Plan and to any outstanding Options, as well as the exercise price of outstanding Options.

     9.6 NO FRACTIONAL SHARES. No right to purchase fractional Shares shall result from any adjustment to outstanding Options pursuant to this Article.
Upon any such adjustment, the number of Shares subject to outstanding Options of each Optionee shall be rounded down to the nearest whole Share. The Company shall give notice of any adjustment to each holder of Options that have been so adjusted. Such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.


                                   ARTICLE 10

                             ADMINISTRATION OF PLAN

     10.1 ADMINISTRATOR. The Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee of the Board, which shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of such Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3.

     10.2 POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (a) to determine the Fair Market Value of the Common Stock, in accordance with Section 1.12 of the Plan;

          (b) to select the Employees and Outside Directors to whom Options may from time to time be granted hereunder;

          (c) to determine whether and to what extent Options are granted hereunder;

          (d) to determine the number of Shares to be covered by each such Option granted hereunder;

          (e)  to approve forms of Option Agreement;

          (f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder (including, but not limited to, the Share price and any restriction or limitation on any Option and/or the Shares relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

          (g)  to adopt rules and regulations for implementing the Plan;

          (h)  to interpret the Plan; and

          (i) to take such other action as is appropriate to the administration of the Plan.

     10.3 RULE 16b-3. Unless the Board determines otherwise in a specific case, Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. In no event shall the Board take any action that would violate Section 10.1 of the Plan.

     10.4 EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other persons having an interest in any Options.


                                   ARTICLE 11

                      AMENDMENT AND TERMINATION OF THE PLAN

     11.1 AMENDMENT AND TERMINATION. The Board may at any time amend, suspend or terminate the Plan. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     11.2 EFFECT OF AMENDMENT OR TERMINATION. Except as provided in the Plan or in an Option Agreement, no amendment, suspension or termination of the Plan shall alter or impair the rights of any Optionee under any Option outstanding at the time, without the written consent of the Optionee.

     11.3 AMENDMENTS REQUIRED BY CODE.  Notwithstanding the provisions of
Section 11.2, the Board hereby reserves the right to amend or modify the Plan and any Options outstanding to the extent necessary to qualify any or all Options for such favorable federal income tax treatment as may be afforded employee stock options under Section 422 of the Code and regulations subsequently promulgated thereunder.


                                   ARTICLE 12

                       CONDITIONS UPON ISSUANCE OF SHARES

     Implementation of the Plan, the grant of Options and the issuance of Shares hereunder shall be subject to the Company obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or the Shares, including, without limitation, any stock exchange or market upon which the Shares may then be listed or traded. The inability of the Company to obtain any such approvals or permits shall relieve the Company of any liability in respect of the failure to grant such Options or issue or sell such Shares as to which such approval or permit shall not have been obtained. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by applicable law.


                                   ARTICLE 13

                            INFORMATION TO OPTIONEES

     The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. This Article 13 shall not be construed to require the Company to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.


                                   ARTICLE 14

                                   TAX STATUS

     The Company does not hereby, nor by way of any plan, document, Option Agreement or otherwise, represent or warrant to any person, including the Optionees, that the grant or exercise of an Option or the subsequent disposition of Shares obtained by the exercise of an Option pursuant to the Plan, or any other aspect of the Plan, will have any particular tax effect.


                                   ARTICLE 15

                                  PLAN GOVERNS

     If there is any inconsistency between the Plan and any documents related to the Plan, including any Option Agreement, the Plan shall govern. Nothing contained in the Plan shall be construed to constitute, or be evidence of, any right in favor of any person to receive Options hereunder or any obligation on the part of the Company to issue Options with respect to its Common Stock.


                                   ARTICLE 16

                          APPLICABLE LAW; SEVERABILITY

     The Plan shall be governed and construed in all respects in accordance with the laws of the State of California excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction. Incentive Options granted under the Plan shall be interpreted and administered in accordance with Section 422 of the Code. If any provision is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with the Plan being an incentive stock option plan. If any provision of the Plan is found by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

                              ILC TECHNOLOGY, INC.
                                 399 JAVA DRIVE
                              SUNNYVALE, CA 94089

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ILC TECHNOLOGY,
                                      INC.
 FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS ON WEDNESDAY, FEBRUARY 14, 1996

    The undersigned hereby appoints HENRY C. BAUMGARTNER, RONALD E. FREDIANELLI, and each of them, as Proxies, with the powers the undersigned would have if personally present and with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of ILC Technology, Inc. held of record by the undersigned on December 18, 1995, at the Annual Meeting of Shareholders to be held on Wednesday, February 14, 1996, at 2:00 p.m. local time at 399 Java Drive, Sunnyvale, California, or any adjournment or postponement thereof, upon all subjects which may come before the meeting including the matters described in the Proxy Statement furnished herewith. The shares represented by this proxy shall be voted in the following manner.

1.   Election of Directors:
                                                    NOMINEES
  Henry C. Baumgartner    Arthur L.  Schawlow  Harrison  H. Augur  Wirt  D. Walker, III   Richard D.  Capra
     / /  FOR the election as Directors of all nominees  / /  WITHHOLD AUTHORITY to vote for all nominees
          listed above.                                       listed above.
     / /  FOR the election as Directors of all nominees listed above, except the following named nominees:

                                        ________________________________________

2.   Proposal to approve an amendment to the 1992 Stock Option Plan to increase the number of shares reserved for issuance and to set the maximum number of shares subject to options granted to any participant in any fiscal year:

            / /  FOR            / /  AGAINST            / /  WITHHOLD

3.   Proposal to ratify the appointment of Arthur Andersen LLP, as the Independent Public Accountants of
     the Company for fiscal 1996:

            / /  FOR            / /  AGAINST            / /  WITHHOLD

                          (CONTINUED ON REVERSE SIDE)

    WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR PROPOSALS 2 AND 3 AND AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF ANY SHAREHOLDER GIVES NOTICE OF INTENTION TO CUMULATE VOTES FOR THE ELECTION OF DIRECTORS, THIS PROXY MAY BE VOTED ON A CUMULATIVE VOTING BASIS. IN THE EVENT THAT ANY NOMINEE FOR DIRECTOR IS UNABLE OR DECLINES TO SERVE AS A DIRECTOR, THIS PROXY WILL BE VOTED FOR ANY NOMINEE WHO SHALL BE DESIGNATED BY THE PRESENT BOARD OF DIRECTORS.

                                              Please sign exactly as name
                                              appears below.

                                              DATED: _____________________, 1996

                                              __________________________________
                                                         (Signature)
                                              __________________________________
                                                 (Signature If Held Jointly)
                                              When  shares  are  held  by  joint
                                              tenants,  both  should  sign. When
                                              signing  as  attorney,   executor,
                                              administrator, trustee or
                                              guardian, give full title as such.
                                              If  a  corporation,  sign  in full
                                              corporate  name  by  President  or
                                              other  authorized  officer.  If  a
                                              partnership, sign  in  partnership
                                              name by authorized person.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE